SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party Other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ] Confidential, for Use of the
                                              Commission Only (as permitted by
[ ]  Definitive Proxy Statement               Rule 14a-6(e)(2))

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   PACIFICORP
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             SOLICITATION OF PROXIES
                 FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS OF
                                   PACIFICORP

                          FROM THE HOLDERS OF RECORD OF

       Series                                                   CUSIP Number
       ------                                                   ------------

   Serial Preferred Stock
       4.52% Series..........................................   695114-20-7
       4.56% Series..........................................   695114-30-6
       4.72% Series..........................................   695114-40-5
       5.00% Series..........................................   695114-60-3
       5.40% Series..........................................   695114-70-2
       6.00% Series..........................................   695114-80-1
       7.00% Series..........................................   695114-88-4

   No Par Serial Preferred Stock
       $7.48 Series..........................................   695114-65-2
       $7.70 Series..........................................   695114-67-8
       $1.16 Series..........................................   695114-73-6
       $1.18 Series..........................................   695114-74-4
       $1.28 Series..........................................   695114-75-1

   5% Preferred Stock........................................   695114-50-4


--------------------------------------------------------------------------------
                        IMPORTANT INFORMATION CONCERNING
                                SOLICITATION FEES
--------------------------------------------------------------------------------

                                                                    June 3, 1999

To   Brokers, Dealers, Commercial Banks,
     Trust Companies and Other Nominees:

     It has come to our attention that some brokers, financial consultants and other account officers are unaware that PacifiCorp will pay solicitation fees to designated soliciting dealers in respect of the above-referenced solicitation. Please make sure that all appropriate parties within your organization are aware that such solicitation fees are available.

     Specifically, for all series of Preferred Stock (except the $1.16, $1.18 and $1.28 Series), PacifiCorp will pay a solicitation fee of $1.00 per share for each share voted for Item #1 by a beneficial owner holding 2,500 or fewer shares, and a separate solicitation fee of $1.00 per share for each share voted for Item #4 by a beneficial owner holding 2,500 or fewer shares.

     And, for the $1.16, $1.18 and $1.28 Series, PacifiCorp will pay a solicitation fee of $0.25 per share for each share voted for Item #1 by a beneficial owner holding 10,000 or fewer shares, and a separate solicitation fee of $0.25 per share for each share voted for Item #4 by a beneficial owner holding 10,000 or fewer shares.

     Payment of the solicitation fees is subject to certain terms and conditions, including passage of the applicable item and, in the case of Item #1, receipt of certain specified regulatory approvals.

     For a complete description of such fees, including the amount payable and the terms and conditions under which such fees are payable, please refer to pages 28 and 29 of PacifiCorp's Proxy Statement/Prospectus dated May 6, 1999, and the cover letter from us also dated May 6, 1999, that came with the initial distribution of materials.

     The Information Agent, Innisfree M&A Incorporated, can be reached at 212-750-5833.

     We can be reached as follows: Salomon Smith Barney at 212-723-6106 or 800-558-3745; Donaldson, Lufkin & Jenrette at 212-892-2964 or 800-334-1604; and
PaineWebber at 212-713-3687 or 800-609-1666.


                             Very truly yours,


                             Salomon Smith Barney Inc.
                             Donaldson, Lufkin & Jenrette Securities Corporation PaineWebber Incorporated

                             as Co-Solicitation Agents

                                   PACIFICORP
                          825 NE Multnomah, Suite 2000
                             Portland, Oregon 97232



                                IMPORTANT NOTICE
                         TO ALL PACIFICORP SHAREHOLDERS
                   REGARDING THE ANNUAL MEETING OF PACIFICORP
                           TO BE HELD ON JUNE 17, 1999

                  ---------------------------------------------

                    THE ADDRESS LISTED IN THE PROXY STATEMENT
                            FOR THE SALT LAKE HILTON,
                  THE LOCATION OF THE JUNE 17TH ANNUAL MEETING,
                                  IS INCORRECT.

                             THE CORRECT ADDRESS IS:

                    150 WEST 500 SOUTH, SALT LAKE CITY, UTAH.






================================================================================

            If you have any questions, or need assistance in voting
                 your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                         TOLL-FREE, at 1-877-750-2689.

================================================================================


                                                                    June 3, 1999